Chart Industries INVESTOR PRESENTATION, NOVember 2020 Exhibit 99.1

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include:  the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement. THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING EBITDA, EBITDA, ADJUSTED, adjusted gross profit, adjusted gross profit margin, and adjusted selling, general and administrative expenses. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OFNON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE PAGES AT THE END OF THIS NEWS RELEASE. WITH RESPECT TO THE COMPANY’S 2020 AND 2021 FULL YEAR EARNINGS OUTLOOKS, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. Furthermore, non-GAAP financial measures shown in the presentation slide labeled “External Segmentation” were not reconciled to the comparable GAAP financial measures because the GAAP measures would require significant effort to prepare and therefore are not available as of the time of this news release. Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Our unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 Capture amongst other applications. We are committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as our customers. With over 25 global locations from the United States to Asia, Australia, India, Europe and South America, we maintain accountability and transparency to our team members, suppliers, customers and communities. To learn more, visit www.Chartindustries.com. © 2020 Chart Industries, Inc. Confidential and Proprietary

Our Strategy With Focus on: Clean Energy, Specialty Products, Repair & Service © 2020 Chart Industries, Inc. Confidential and Proprietary A B D C 1. Market Trends 2. Profitable Growth E Community & Employees Environmental, Social & Governance Building capabilities to support other strategic pillars Branding Thinking Disruptive Alternative business models Smart products (IOT) Margin Expansion Strategic location manufacturing International manufacturing for traditional US products 80/20 Strategic sourcing Innovative Solutions Upfront Engineering Partnerships for new turnkey solutions Retrofit for efficiencies existing brownfield sites Broadest Product Offering for Industrial Gas & Energy Application and Customer Expansion Cryo-pump opportunity Repair & Service Specialty Markets

Macro Trends Energy Transition 7 Million people/year die from air pollution Reducing annual CO2 emissions From 33 to 18 billion tons Population Growth Nearly 1 Billion people live without Electricity. Rising secondary cities Sustainability Water scarcity impacts 40% of the world’s population. Over 33% of the world’s food is wasted. Regulatory Drivers 1 Paris Agreement 2 IMO 2020 3 Emissions Standards 4 U.S. Federal & State Policy 5 Subsidies / economic drivers 6 Shift to “clean economy”

Cryo Tank Solutions Heat Transfer Systems Global Commercial Team © 2020 Chart Industries, Inc. Confidential and Proprietary Repair, Service & Leasing Air Cooled Heat Exchangers (ACHX), Brazed Aluminum Heat Exchangers (BAHX) Cold Boxes Nitrogen Rejection Units (NRU) Integrated systems High Efficiency Flow Fans Bulk and Micro Bulk Storage Tanks ISO Containers Packaged Gas Systems Fueling Stations Non-specialty mobile equipment Vaporizers Repair and service Aftermarket parts and maintenance Global Leasing Installations Full lifecycle Dosing equipment HLNG vehicle tanks LNG by Rail (Gas By Rail Offering) Hydrogen equipment Cannabis products FEMA Valves / FLOW Meters How We Think About the Business Specialty Products Global Engineering Team

Broadest Product Offering for Industrial Gas and Energy © 2020 Chart Industries, Inc. Confidential and Proprietary Brazed Aluminum Heat Exchangers Packaged Gas Systems Cryogenic Bulk Storage Tanks Cryogenic Launch Umbilicals & Storage Nitrogen Dosing & Food Preservation LNG Virtual Pipeline Solutions Servicing & Repairs Vaporizers Gas Pre-Treatment and Nitrogen Rejection Units Fueling Stations HLNG Vehicle Tanks Cold Boxes Cryogenic Transport Trailers LNG by Rail Integrated Energy Systems Cryogenic Storage & Regasification Systems Lifecycle Services FEMA Valve Portfolio Air Cooled Heat Exchangers Axial Flow Fans Specialty Pressure & Heat Transfer Equipment

Chart Offers Unique, Multi-Faceted, Interconnected Products to Address ESG Needs and Targets © 2020 Chart Industries, Inc. Confidential and Proprietary

CHART
Cooler By Design.

Chart's Transformation

	THEN	TODAY
	Before 2018	**2018 – Present**
Business Operations	☒ Higher customer concentration / lower geographic diversity	☑ Lower customer concentration / higher end-market and geographic diversity
	☒ Heavy reliance on single large LNG projects	☑ Multiple long-term agreements, MOUs in place
	☒ Significant backlog with PetroChina that went away in 2016 ($150M)	☑ Centralized business services and agile, quick cost rationalization
	☒ Few long-term contracts in place	☑ Aftermarket parts, service and repair revenue continues to increase
	☒ Limited actions taken for cost rationalization	☑ Big LNG is a "nice to have" whereas before it was a "necessity"
	☒ Limited to no aftermarket, service and repair	☑ High growth (10%+) identified specialty products for specialty markets

Business Changes 2018-Present

SCI Skaff Cryogenics, Inc.	VRV	CAIRE	HARSCO Industrial Air-X-Changers	Plug Power	cryoport	Worthington Industries	McPhy	BlueInGreen
2018: Acquires Skaff Cryogenics and Cryo-Lease, LLC	**2018:** Acquires VRV	**2018:** Divests oxygen concentrator business	**2019:** Acquisition of Air-X-Changers	**2020:** Completes supply agreement for H2	**2020:** Divests cryobiological product lines	**2020:** Acquires cryogenic and hydrogen trailer business	**2020:** Invests in and completes commercial MOU for hydrogen	**2020:** Acquires water treatment business
USA	**EU / India**	**USA**	**USA / India**	**Global**	**USA**	**USA**	**Global**	**Global**
Repair & service location *Leasing line*	*India & Italy Manufacturing* *Revenue synergies*	*Exited non-core, non-cryogenic business*	*Expanded product offering with clean energy capabilities*	*Competitive advantage*	*Exit non-core business with high liabilities* *Catalyst for trailer acquisition*	*Competitive advantage* *Expanded product offering*	*Competitive advantage* *Revenue synergies*	*Competitive advantage* *Revenue and cost synergies*

Note: Figures as-reported during stated period

© 2020 Chart Industries, Inc. Confidential and Proprietary
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BlueInGreen Transaction Highlights

BlueInGreen
solutions for water quality

Strong Financials

- Annual revenue growth of 45%+ since 2016 (expected to continue)
- 2021 forecast of $10M (standalone) is 60% booked
- Blended gross margins ~50%
- 235+ highly actionable opportunities in the pipeline
- Significant revenue and cost synergies

Treatment-as-a-Service (TaaS) Expands Repair & Service

- Expands Chart's repair, service & leasing offering
- Expect to expand our combined "fleet" capacity which will help new customers entering new markets, or customers fulfill emergency or seasonal treatment needs
- Very attractive margins with service contracts providing recurring revenues

Technology Enabled Business Model

- Single technology drives unique solutions across discrete platforms with identical system installations
- Highest efficiency and lowest costs (installation and operating)
- Smallest energy, carbon and physical footprint = ESG value
- 14 patents with 4 additional filed

Industry Leading Management Team

- Existing management team will continue to run the combined business
- Chart and BIG's teams already work closely together in joint go to market approach
- BIG CEO brings technical expertise and in-depth industry knowledge to grow the combined business

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Customer Stickiness (LTAs, LOIs, MOUs)

MOUs / LOCs	LTAs / Agreements Complete	LOIs
ExxonMobil India LNG and IOCL	HLNG Customer 1 (2019)	IG Major (A) Bulk & Lifecycle
IOCL	HLNG Customer 2 (2019)	MIT tanks
Risco Energy	IG Major (A) Vaporizers	Eagle Jax ssLNG
Energy Capital Vietnam (ECV)	IG Major (A) PRS	Shell German stations
AG&P	Matheson	***Molson LOI for distribution line***
Major IG Asia Hydrogen Development	Praxair PRS	***Renergen for LNG equipment South Africa***
	Gasum repair & service	
	Liquind Agreement for Fueling Stations	
	Baywa Agreement for Fueling Stations	
	Master Agreement with Flint Hills Resources for air coolers	
	IG Major B (Bulk)	
	IG Major (B) Lifecycle	
	SOL Master Agreement	
	Plug Power Supply Agreement	
	Liquind repair & service	
	Stratolaunch Master Agreement	
	Increment Power Engineering & Supply Agreement for Energy Storage	

****Red italicized text denotes signing or extension was completed in Q3 2020***

© 2020 Chart Industries, Inc. Confidential and Proprietary

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Hydrogen Market Trends Large COVID 19 Stimulus Funds Directed Towards “Green” Initiatives Aggressive GHG and CO2 Reduction Goals Being Established Globally Finding Partners Will Be Key to Capturing the New Growth Non-traditional Players Entering the Bulk Hydrogen Market Liquid Hydrogen Supply Chain is Growing in Key Geographies

Where We Play In the Hydrogen Supply Chain Vehicle Fuel Stations Fueling Systems for Aerospace Marine Fuel Electronics Manufacturing Electricity Generation Ammonia production (fertilizers) Refining Cryogenic Liquid Tanks Liquid Transport Trailers, ISO Containers, Rail Cars, Marine transport Liquefaction Distribution Storage Electrolysis Gasification/ Reformation Including Large Cryogenic Storage, BAHX, Load-Out Systems Key Components Integrated within Systems Pumps and Compressors Flowmeters Vacuum Insulated Piping Valves and Sealing Connections Regulators Sensors High Pressure Storage Equipment used by end customers Production Users of Hydrogen (Examples) © 2020 Chart Industries, Inc. Confidential and Proprietary

© 2020 Chart Industries, Inc. Confidential and Proprietary Global LNG Infrastructure Buildout: Chart 3-Yr Opportunity Mid-Scale LNG Export Terminals Marine Transport LNG Import, ssLNG and Regas LNG by Road LNG by Rail Virtual Pipelines LNG Fuel Stations >$750M >$50M >$50M >$25M >$250M >$175M >$750M

ISO Containers = High Demand © 2020 Chart Industries, Inc. Confidential and Proprietary Shipping Bunkering Fueling Power Generation Ideal for Small Scale and Remote Projects with Smaller LNG Consumption Where Transport on Dedicated LNG Carrier is not Feasible Scalability – Storage and Transport Efficiency, Can be Shipped on any Container Vessel Transport by Ship, Truck, and Rail then Store/Offload at Multiple End Use Sites Leasing Programs Give Optionality for Users to Optimize Cash Flow Solves the Challenge of the Virtual Pipeline Intermodal Shipping Containers for Transport and Storage of Cryogenic Liquids like LNG Benefits

LNG, Hydrogen: We Play in Both With Similar Strategy

	Gas and LNG	Hydrogen
Value Chain	Gas infrastructure and LNG developers looking to extend the life of their assets; future potential to leverage LNG equipment / infrastructure for Hydrogen	
Relationships	Existing relationships across the Hydrogen and LNG Value Chain; many of the same LNG customers are also in Hydrogen	
Role	*"Equipment Arms Dealer"* Chart role in LNG as aggregator / connector of supply and demand; similar in H2 as equipment provider to production and end users	
Customer View of Chart	High quality, safety and over 50 years of building this equipment	
Scale / Liquidity	2020 Natural Gas Market ~3000 MTPA LNG is ~400 MTPA (13% of Global Gas)	2020 Hydrogen Market is ~100 MTPA Demand in 2050 expected to be 575 MTPA
Participants	LNG Developers, Importers, Distributers, Utilities	Industrials, Chemicals, Ammonia, Steel Aerospace, Energy Companies, Transport Companies, Utilities, Infrastructure Operators
Commerciality	Cost and scalability are mature	Cost and scalability are embryonic; many projects are still pilots

Source: Wood Mackenzie, Chart Industries

© 2020 Chart Industries, Inc. Confidential and Proprietary
15

Specialty Markets Driving Growth

700M

Water Treatment

- Improving water quality and wastewater reuse utilize liquid oxygen and CO_2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

750M

Over The Road Trucking

- LNG as alternative fuel to diesel for heavy duty vehicles (lower emissions, engine noise, etc.)

Drivers of Size Opportunity

- Regulations

1100M

Hydrogen

- H_2 vehicle fueling stations, transport equipment and liquefaction storage at H_2 production sites

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" industry.

500M

Food & Beverage

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover

250M

Cannabis

- Liquid CO_2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

200M

Industrial Lasers

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

200M

Space

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

16

Water Treatment Broad Market Trends Energy-Water Nexus Increasing Water Scarcity Aging Infrastructure Population & Economic Growth Climate Change & Role of Corporate Sustainability © 2020 Chart Industries, Inc. Confidential and Proprietary

© 2020 Chart Industries, Inc. Confidential and Proprietary How Does Chart Equipment Work with BIG Chart provides the cryogenic storage and vaporization equipment that provides the feed gas to BlueInGreen BlueInGreen attains a supersaturated solution and delivers it to the basin, pipe, lagoon, lake, etc. BlueInGreen uses downstream sensors in the water to automatically control the concentration The combination results in a complete package for water treatment

© 2020 Chart Industries, Inc. Confidential and Proprietary Combined Water Capabilities Oxygenation (Oxygen) pH Adjustment (CO2) Oxidation (Ozone) Odor Control (Oxygen) Biological Treatment Environmental Remediation Advanced Acquaculture Disinfection Taste & Odor Control Sludge Reduction Alkalinity Adjustment Recarbonation – Softening Acid Replacement Corrosion Control Dissolved Sulfide Removal Chemical Replacement

© 2020 Chart Industries, Inc. Confidential and Proprietary Our water and wastewater treatment process is a safe and natural method that avoids chemical treatments while improving efficiency and reducing costs Last year, Chart products treated over one billion gallons of water a day in the U.S. Clean Water and Sanitation Our equipment produced over 45 million tons of LNG to replace coal fired power generation outside the US last year while helping to reduce 120 million gallons of diesel used in power generation in the Caribbean and Europe We helped to eliminate over 40 million tons of coal used in US power generation last year Affordable and Clean Energy All of Chart’s products and technology help our customers achieve their carbon-neutral sustainability goals We helped eliminate nearly 250 million pounds of PET (plastic) used in water bottles in the US last year Our products helped reduce over 350 million liters of diesel used by trucks Sustainable Cities and Communities We continuously improve energy efficiency and reduce energy consumption in our operations, including recently installing solar panels at certain facilities We’re actively involved in the global energy transition and work to educate as a member of the Carbon Capture Coalition and Hydrogen Council Climate Action Doing our Part to Achieve United Nations Sustainable Development Goals

We Help Our Customers Achieve ESG Targets With Our Specialty Products


Chick-fil-A
JIMMY JOHN'S
JJ
amc
THEATRES
SONIC
AriZona
Jack
in the box
KWIK TRIP
BUFFALO WILD WINGS
CINEMARK
STARBUCKS COFFEE
Wendy's
Wagner
FAMILY of WINE
Emmolo
MER SOLEIL
CAYMUS
VINEYARDS
SAMUEL ADAMS
IN-N-OUT BURGER
Yum!
TACO BELL
KFC
Pizza Hut
TOUCAN
MOBILE CANNING
Speedway
Martinelli's
Apple Juice

Case Study: Cargill and MC Pack

- **Geography:** Brazil
- **Application:** LN2 dosing (including our MicroDose feature providing consistent 2 to 3 psi bottle pressures) for vegetable oil packaged in PET bottles.
- **How it helps carbon footprint reduction:** The new packaging line uses light weight 15 grams / 900ml PET bottles, operating at 36,000 bottles per hour (Cargill's measure to reduce their carbon footprint by using less plastic).
- **Savings:** These filling sites for Cargill will save 1.6 million pounds of plastic…That's about the same weight as 24 adult humpback whales.

© 2020 Chart Industries, Inc. Confidential and Proprietary | 21

Revenue increase Margin maximization Enhancing customer satisfaction Elevating entry barriers for competitors Local customer facing interface LH2 pump LNG/LH2/H2 metering LNG pump in tank HLH2 tank Storage tank for compact station LNG/LH2/H2 dispenser Vehicle fuel tank IOT – remote control and helpdesk System optimization OPEX reduction Three-level maintenance program Spare parts management Dispenser calibration Training One Chart Customer Experience LNG vehicle fueling stations LH2/H2 vehicle fueling stations Regasification station Small scale LNG Terminals Life Cycle Based Ecosystem One Chart: Including Repair, Service and Leasing Proprietary products Turn-key system supplier Project Management excellence Life Cycle Management Innovative technology

Leveraging Our Global Operations Europe D&S West D&S East Asia-Pacific Americas Corporate Headquarters Ball Ground, GA Ferox – Decin, CR GOFA –Germany Flow – Germany VCT Vogel – Germany VRV – Italy VRV/Cryo Diffusion – France VRV – Italy IMB – Italy Hudson/Cofimco – Italy Changzhou, China VRV – India Australia (CryoBio) Ball Ground, GA New Prague, MN Fremont, CA McCarran, NV (Repairs) Houston, TX (Repairs) Skaff – Brentwood, NH (Repairs) Thermax – Dartmouth, MA Theodore, Alabama New Iberia, LA Tulsa, OK La Crosse, WI The Woodlands, TX Hudson/Cofimco – Beasley, TX Franklin, IN (Repairs) Leverage Our Global Manufacturing Footprint Tulsa to Texas Consolidation SC PRS Greenfield Teddy Trailer Capacity Utilization China ISO Line Layout Hyderabad engineering capabilities

Financial Update © 2020 Chart Industries, Inc. Confidential and Proprietary

© 2020 Chart Industries, Inc. Confidential and Proprietary Q3 2020 Backlog E&C Cryo E&C FinFans D&S West D&S East Total Chart Includes $46M of VG Calcasieu Pass Included $134M of VG Calcasieu Pass Includes $46M of VG Calcasieu Pass Included $134M of VG Calcasieu Pass $611 $639 +5% Chart ex Calcasieu: Chart Total: $154 $183 +19% Includes $46M of VG Calcasieu Pass Included $72M of VG Calcasieu Pass $614 $639 +4% Chart ex Calcasieu: Chart Total: $185 +1% Includes $46M of VG Calcasieu Pass Included $72M of VG Calcasieu Pass $183

© 2020 Chart Industries, Inc. Confidential and Proprietary Q3 and Year-to-Date 2020 EPS $ millions, except per share amounts Continuing Operations Q3 2020 Q3 2019 Change v. PY YTD 2020 YTD 2019 Change v. PY Net income from continuing operations $15.8  $13.8 $2.0 $32.4 $15.3 $17.1 Reported Diluted EPS $0.43 $0.38 $0.05 $0.88 $0.43 $0.45 1 Restructuring and transaction-related costs 0.17 0.25 (0.08) 0.54 0.84 (0.30) 2 Gain on sale of a facility in China - - - (0.07) - (0.07) 3 Other one-time items (1) 0.04 0.06 (0.02) 0.20 0.14 0.06 4 Tax effects (2) (0.02) (0.06) 0.04 (0.12) (0.14) 0.02 5 Dilution impact of convertible notes 0.01 0.01 - - 0.03 (0.03) Adjusted Diluted EPS (3) $0.63 $0.64 ($0.01) $1.43 $1.30 $0.13 Other one-time items were related to: Stabilis investment mark-to-market and Liberty LNG investment adjustment of $0.15 in Q1, ($0.02) in Q2 and ($0.01) in Q3 2020; COVID-19 related costs of $0.03 and $0.02 in Q1 and Q3 2020 respectively; Commercial and legal settlements of $0.06 in Q3 2019 and $0.02 and $0.03 in Q1 and Q3 2020 respectively; and Tax Reform / transition tax related adjustments $0.02 in Q1 2019. Tax effect reflects adjustment at normalized periodic rates. Adjusted EPS (a non-GAAP measure) is as reported on a historical basis.

Full Year 2020 Guidance (Continuing Operations) © 2020 Chart Industries, Inc. Confidential and Proprietary Revenue Approximately $1.2B Includes $100M of Calcasieu Pass Diluted Adjusted EPS Approximately $2.25 Assumes 19% ETR Capital Expenditures $30M to $35M Prior Guidance Current Guidance Adjusted Free Cash Flow $120 to $140M Revenue Approximately $1.18B Includes $100M of Calcasieu Pass Diluted Adjusted EPS Approximately $2.25 Assumes 19% ETR Capital Expenditures $30M to $35M Adjusted Free Cash Flow $120 to $140M Unchanged Unchanged Shifted to 2021 Unchanged

2021 Updated Outlook © 2020 Chart Industries, Inc. Confidential and Proprietary Prior Revenue $1.250 - $1.325 Billion Includes $23M of Calcasieu Diluted Adjusted EPS $3.00 to $3.40 Assumes 18% ETR Capital Expenditures $30M to $35M Free Cash Flow $175 to $200M Current Increase Increase Revenue $1.260 - $1.335 Billion Includes $23M of Calcasieu Diluted Adjusted EPS $3.10 to $3.45 Assumes 18% ETR Capital Expenditures $32M to $37M Free Cash Flow $185 to $210M Increase Increase

Appendix © 2020 Chart Industries, Inc. Confidential and Proprietary

© 2020 Chart Industries, Inc. Confidential and Proprietary Q3 and YTD 2020 Free Cash Flow “Income attributable to Chart Industries Inc. adjusted” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables. “Free Cash Flow” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to period comparisons of the Company’s operating results. Other one-time items were related to: Stabilis investment mark-to-market and Liberty LNG investment adjustment of $4 in year-to-date 2020, Commercial and legal settlements of $1 in Q3 2020 and year-to-date 2020 and $2 year-to-date 2019 ; and $1 in Tax Reform / transition tax related adjustments in year-to-date 2019.

© 2020 Chart Industries, Inc. Confidential and Proprietary Divested Cryobiological YTD Statistics In Discontinued Operations